Exhibit 10.10

Contract Amendment Number 001

This Contract Amendment Number 001 (“Amendment”) is entered into by and between Powerlight Corporation and any subsidiaries, 2954 San Pablo Avenue, Berkeley, CA 94702, USA

—hereafter referred to as “Powerlight”—

and

aleo solar AG, Gewerbegebiet Nord, 17291 Prenzlau, Germany

—hereafter referred to as “aleo solar”—

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Effective Date of this Agreement. The effective date of this amendment is upon approval of Powerlight or aleo solar, whichever is later.

2.

Identification of Original Agreement. Powerlight and aleo solar entered into a written agreement dated December 6th, 2006 (the “Agreement”) entitled “OEM Contract Powerlight 2007 – 2008”, concerning the OEM production of photovoltaic modules for Powerlight. A true and correct copy of the Agreement, together with any and all amendments made subsequent to such Agreement, is attached hereto as “Exhibit 1” and incorporated herein by reference.

3.	Amendments. Powerlight and aleo solar now desire to amend the Agreement by changing the classification and name designations of the modules produced for Powerlight. Specifics of these changes are attached to this Amendment as “Exhibit 2” and replace “Attachment 5” in the original Agreement and are hereby incorporated by reference.

4.	Effect. In the event of any conflict, inconsistency, variance, or contradiction between the provisions of this amendment and any of the provisions of the original contract, the provisions of this amendment shall in all respects supersede, govern, and control.

5.	Approval. This amendment shall not be deemed valid until it has been approved by Powerlight and aleo solar.

THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT

Company:	aleo solar AG	Powerlight Corporation

Date:	16.03.2007	3.21.07

Signature:	/s/ Heiner Willers	/s/ Alejandro Abalos
Signed by:	Heiner Willers	Alejandro Abalos
Title:	Member of the Board	VP Manufacturing Operations

Signature:	/s/ Jacobus Smit
Signed by:	Jacobus Smit
Title:	Member of the Board

***CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE

BEEN SEPARATELY FILED WITH THE COMMISSION***

Contract | OEM PRODUCTION OF PHOTOVOLTAIC MODULES

OEM Contract Powerlight 2007 – 2008

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

OEM Contract Powerlight 2007 – 2008

between

Powerlight Corporation and any subsidiaries, 2954 San Pablo Avenue, Berkeley, CA 94702, USA

- hereafter referred to as „Powerlight” -

and

aleo solar AG, Gewerbegebiet Nord, 17291 Prenzlau, Germany

- hereafter referred to as „aleo solar” -

Preamble

(1)	Both parties are active in the photovoltaic industry, but in different areas of business activity.

(2)	aleo is active in the manufacture of photovoltaic modules (hereafter also referred to as “modules”).

(3)	Powerlight is active in design, integration and implementation of large scale commercial applications.

(4)	aleo and Powerlight are hereby entering into a contractual agreement for the manufacture of modules. aleo will manufacture modules from the photovoltaic solar cells (hereafter also referred to as “cells”) supplied by Powerlight.

OEM Contract Powerlight 2007 – 2008

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Contractual Agreement

§ 1.	Subject Matter

(1)	aleo agrees to manufacture modules with cells provided by Powerlight. All other materials (glass, cabling, frames etc.) needed for the manufacture of modules will be provided by aleo.

(2)	Technical specifications of solar cells are as illustrated in Attachment 1. The terms and conditions of this contract apply to the specifications of solar cells as illustrated in Attachment 1 and are subject to renegotiation if the solar cell specifications change.

(3)	Technical specifications of modules are as illustrated in Attachment 2. The terms and conditions of this contract apply to the specifications of modules as illustrated in Attachment 2 and are subject to renegotiation if the module specifications change.

§ 2.	Start, Duration, Termination

(1)	This contract becomes active immediately after signing by both parties.

(2)	The duration of the contract shall be for the years 2007 and 2008, beginning on January 1st, 2007, and ending on December 31st, 2008, unless terminated earlier for convenience or cause.

(3)	Either party may terminate this agreement without cause, provided however that either party shall give no less than six months’ notice of the effective date of termination. Both parties shall honor all orders in the six month notice period.

§ 3.	Supply Quantity

(1)	The solar cells supplied to aleo will be cells manufactured by ***.

(2)	For the duration of the 2007 calendar year, 10 Megawatts (MW) +-20% of cells will be supplied to aleo by Powerlight. At least 70% of supplied solar cells will be from ***.

(3)	For the duration of the 2008 calendar year, 10 Megawatts (MW) +-20% of cells will be supplied to aleo by Powerlight. At least 50% of supplied solar cells will be from ***.

(4)	Any extension of the duration of the contract will require additional cell supply quantities.

§ 4.	Cell Supply and Module Production

(1)	Powerlight will supply the cells to aleo on a monthly 6-month rolling schedule (the initial intended forecast is attached as Attachment 7). Each delivery of a certain quantity of cells will constitute the beginning of a “production run” for that delivery of cells. “Completion of module production” means the completion of such a production run.

(2)	aleo shall manufacture the modules latest within 3 weeks after delivery of the cells.

OEM Contract Powerlight 2007 – 2008

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(3)	Immediately after completion of module production, aleo will notify Powerlight with a completion notice. The completion notice will include the following:

a.	quantity of produced modules

b.	quantities of modules with respective power output classifications

c.	cell breakage report of production run

d.	flash test data for produced modules

(4)	Flash test date will be provided in electronic table format as as part of the completion notice. As such data is of great importance to Powerlight, for the avoidance of doubt, the parties state that Powerlight shall have the option to withhold any payment until this data is furnished or until Powerlight has received written notification by aleo that the data is lost and not recoverable. In the case of lost data, aleo shall make every possible effort within reason to recover the data and will notify Powerlight in writing only if every reasonably possible effort has been exhausted to recover the data.

(5)	The cells provided by Powerlight remain the property of Powerlight during the manufacturing process and the modules are manufactured by aleo for Powerlight as manufacturer. Both parties agree that the cells will be exclusively used in the production of modules for Powerlight. As aleo utilizes the cells and other materials to produce modules, the thereby produced modules become the property of Powerlight.

(6)	aleo is bound to store the cells supplied by Powerlight in a manner which is representative of the safe mechanisms and procedures followed by aleo regarding its own cell supply before beginning of production.

(7)	aleo is bound to insure the cells at its own cost against loss, fire, theft, damage due to storm, water and other exposure to the elements, which typically are covered by liability insurance and shall enter into and carry out a sufficient third party liability insurance.

(8)	aleo will utilize the supplied cells by output classification to produce modules.

(9)	Powerlight will supply the cells sorted by manufacturer and per output classification.

(10)	The modules shall be classified according to the criteria listed in Attachment 5.

(11)	Each module will receive a unique laminated serial number and will be tested before shipment. The test data will be provided to Powerlight in form of a table in electronic format via email.

(12)	Powerlight will carry the costs for OEM certification. After certification, modules will have IEC 61215 and SK2 certifications and will carry the CE mark. If an OEM certification is possible for UL 1703 certified modules in the future, the OEM certification will be extended to include UL 1703, if both parties agree to the terms of such OEM certification.

OEM Contract Powerlight 2007 – 2008

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§ 5.	Delivery Specifications, Packaging, Costs, Location

(1)	aleo and Powerlight will coordinate supply and delivery scheduling in order to optimize aleo’s manufacturing schedule and delivery of modules.

(2)	aleo will package and carry the costs of packaging according to aleo’s European packaging standards (Attachment 3); if Powerlight requires different packaging or other changes which deviate from aleo’s standards, then any additional costs are carried by Powerlight. In addition, modules will be prepared by aleo in shipment/delivery units of a whole production run, or full container loads, depending on specifications given by Powerlight. aleo and Powerlight agree to cooperate regarding shipment units in order to keep transport costs to a minimum.

(3)	Module Deliveries are EX WORKS Prenzlau.

(4)	Cell deliveries are CIP Prenzlau, i.e. Powerlight carries transport and transport insurance costs.

(5)	Powerlight will arrange for modules to be picked up within 2 weeks of receiving the completion notice by aleo and during these 2 weeks aleo will store the modules at no cost to Powerlight. In addition, even if this 2 week period is exceeded, aleo, at its sole discretion, may or may not choose to store up to 1500 modules that have not been picked up free of charge to Powerlight until pick up can be arranged at the earliest convenient time. aleo agrees to label and insure these modules.

(6)	Powerlight agrees to provide long term forecasts for each year and locked-in rolling 6 month forecasts with monthly breakdowns on a monthly basis, with flexibility regarding defined quantities of +-10% for the first 3 months and +-20% for the last 3 months, respectively. The initial delivery forecast is attached as Attachment 7.

(7)	aleo will produce the modules in its manufacturing plant in Prenzlau, Germany.

§ 6.	Pricing

(1)

If a termination notice has not been given by July 1st, 2007, then Powerlight agrees, that aleo will grant a *** per module produced in the initial contract for the calendar year 2006 and deduct it from the first invoice generated on or after October 15th, 2007. If no termination notice has been given to this contract, then Powerlight agrees, that aleo will grant an additional *** per module produced in the initial contract for the calendar year 2006 and deduct it from the first invoice generated on or after July 1st, 2008. If a termination notice has been given during the duration of this contract, the respective discount or discounts will not be granted.

OEM Contract Powerlight 2007 – 2008

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(2)	Pricing is shown as price per module and reflects quantity of *** for 2007 and *** for 2008 +- 20% for each year.

(3)	Pricing shown without taxes.

§ 7.	Payment Terms

(1)	At the end of a production run, aleo will provide Powerlight with an invoice along with the completion notice, both in electronic format sent via email.

(2)	The payment terms are *** from receipt of invoice.

(3)	aleo and Powerlight agree to cooperate regarding document submittal in order to minimize payment of VAT taxes.

§ 8.	Breakage

(1)	Both parties are aware that breakage of cells will occur during the manufacture of modules. aleo will minimize breakage rates to the lowest possible level.

(2)	After shipping breakage is separated from the cell pool, the cell breakage during the manufacturing process is handled as follows:

a.	Powerlight is responsible for the first *** of breakage. Breakage responsibility for Powerlight does not include the replacement of broken cells or any liability.

b.	aleo is responsible for the second *** of breakage. Breakage responsibility for aleo is defined in § 8, point d.

c.	aleo and Powerlight will share breakage responsibility above *** breakage at *** each.

d.	aleo’s breakage responsibility is defined as a breakage credit at a value determined before the beginning of each year. For 2007, the value for breakage credit is ***. The credit will be applied to the invoice amount.

e.	If Powerlight’s solar cell pricing drops to or beneath the determined value for breakage credit, aleo and Powerlight agree to re-determine this value, in order to place the breakage credit value below Powerlight’s solar cell prices.

(3)	If breakage significantly increases above normal rates, aleo will stop production and consult with Powerlight.

(4)	Powerlight will supply aleo with any and all available information from the cell manufacturer which could be useful to help decrease breakage rates.

(5)	For the purpose of calculating the quantity of cells supplied by Powerlight any breakage of cells shall not be deducted.

OEM Contract Powerlight 2007 – 2008

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§ 9.	Complaints

(1)	Powerlight will inspect the modules immediately after delivery and report any obvious defects or damages in writing within 7 days. However the legal consequences of §§ 377, 378 German Commercial Code are herewith excluded.

(2)	If any hidden damages or defects become visible later, Powerlight will within 7 days after having detected such damage and defects file a report in writing. However the legal consequences of §§ 377, 378 German Commercial Code are herewith excluded.

(3)	In the event of a Pervasive Failure in the PV module(s), except if the Pervasive Failure is caused by any defect(s) or reduced power output of the cells, the parties agree to work cooperatively to a mutually acceptable resolution to address costs of remedy and other matters within 30 days of discovery of said Pervasive and Systemic Failure.

§ 10.	Warranties

(1)	aleo warrants (in German “gewährleistet”) that the modules are free of defects and fulfill the specifications as in Attachments 2, 5 and 6 and that the modules are free of any defects of title (i.e. third party rights).

(2)	The modules are subject to warranties as specified in Attachment 6. The rights of Powerlight in case of a violation against such warranty (in German: “Gewährleistung”) are specified in Attachment 6. Any further claims, especially claims including compensation, are not applicable, except in cases where gross negligence or intent by aleo is proven.

(3)	Criteria for proof of the factors in Attachment 6, for example outside influences, insufficient surrounding conditions, glass breakage, snow damage etc. are the test criteria defined in IEC 61215 standard, which the modules have fulfilled as part of the certification process.

(4)	Powerlight shall not have the right to make a claim against aleo under subsection (1) if and to the extent the defect of the module(s) or other cause shows a causal link to the defect of the cell(s) supplied by Powerlight. Furthermore, Powerlight shall not have the right to make a claim against aleo under subsection (2) if and to the extent the reduced output of the module(s) shows a causal link to a reduced output of the cell(s). In the case that the modules show a reduced output, which in certain cases originates from the lower output of the cells, and which is below the allowable range, the two parties shall investigate the reason of such lower output in close co-operation.

(5)

In certain cases and only when Powerlight’s customer requires a transferability of the warranty to aleo, aleo agrees to honor and service the warranty directly to the customer with the exception of any warranty regarding the cells or warranty claim in which the reduced

OEM Contract Powerlight 2007 – 2008

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output or defect was caused by the cell(s), but only in the event that Powerlight is unable to honor and service the warranty due to insolvency or prior termination of business activities.

§ 11.	Acts of God

Neither of the two parties may be held responsible in case of any acts of God, especially natural catastrophies, war, political unrest, etc., because of extreme factors which are not under the control of either party and which may hinder either company in fulfilling its contractual obligations. In any such case, the two parties agree to communicate immediately and to work together to define any next steps. The two parties agree that all possible efforts regarding technical and economical methods and mechanism will be made to restore the fulfillment of the contract.

§ 12.	Confidentiality

Both parties agree to treat the details of this agreement as confidential.

§ 13.	Final Provisions

(1)	No set-off or retention right may be claimed by aleo unless using counterclaims which have been recognized by binding judgment or which are undisputed or acknowledged by Powerlight.

(2)	The heading of this contract are inserted for reference only and shall not affect the interpretation of the terms hereof.

(3)	aleo may not partly or in whole sub-contract the services owed by it without Powerlight’s written consent. aleo shall be fully responsible for any act or omission of its representative, employee, staff, agent, and servant as well as for its subcontractor and its representative, employee, staff, agent, and subcontractor.

(4)	Neither party may assign this contract without the other party’s prior written consent, which consent will not be unreasonably withheld. Consent shall not be required of aleo for PowerLight to assign this contract to an acquirer of PowerLight’s assets, or PowerLight’s successor by merger.

(5)	This contract is construed and governed by German law. The application of the UN Convention on International Sales of Goods (CISG) is excluded.

(6)	Location of any legal dispute is Germany.

(7)	Other agreements outside of this contract are not made or are not valid. Any changes and amendments, including changes to this clause, are required to be made in writing and will be made part of this contract.

OEM Contract Powerlight 2007 – 2008

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(8)	Should any provision of this contract be or become invalid or not enforceable, then the other provisions remain untouched. The parties agree to replace the invalid or unenforceable provision with another, which in its economic effects is as close as possible to the intent of the initial provision. The same is valid for any unintentional gaps in the contract.

Company:	aleo solar AG	Powerlight Corporation

Date:	16.03.2007	3.21.07

Signature:	/s/ Heiner Willers	/s/ Alejandro Abalos
Signed by:	Heiner Willers	Alejandro Abalos
Title:	Member of the Board	VP Manufacturing Operations

Signature:	/s/ Jakobus Smit
Signed by:	Jakobus Smit
Title:	Member of the Board

OEM Contract Powerlight 2007 – 2008

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Attachment 1: Cell Specifications

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Attachment 2: Module Specifications

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Attachment 3: Packaging

1. The packaging specifications are as follow:
   a. Europallet
   b. 15 modules per pallet
   c. Standard aleo packaging materials (cardboard and stretch film)
2. see pictures below

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Attachment 4: Pricing

Module Type	Destination	Cell Manufacturer /Bushers	Price

PL - XXX	Within Europe	***	***
PL - XXX	Within Europe	***	***
PL - XXX	Within Europe	***	***

PL - XXX	North America	***	***
PL - XXX	North America	***	***
PL - XXX	North America	***	***

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Attachment 5: Classification and Tolerances of Modules

***

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***

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Attachment 6: Manufacturer’s Warranty

Limited Product Warranty and Limited Peak Power Warranty for OEM Modules for Powerlight

Limited Product Warranty—Two Year Repair, Replacement or Refund Warranty

1.	aleo solar AG, with offices at Gewerbegebiet Nord, 17291 Prenzlau, Germany, warrants that the modules supplied to Powerlight are free from defects in materials and workmanship under normal application, installation use and service conditions for a period of twenty-four (24) months from invoice date.
2.	Modules must be inspected immediately after delivery. Any obvious defects or damages must be reported to aleo in writing within 7 days after having detected such damage and defects. Any hidden damages or defects that become visible later must be reported to aleo in writing within 7 days after having detected such damage and defects.
3.	aleo will, at its option, either replace or repair the product, or refund the purchase price as paid by Powerlight.
4.	In case of breach of warranties (in German: “Gewaehrietstung”), Powerlight, has the statutory rights under the German Civil Code. However, liability for consequential damage or indirect loss is herewith excluded.

Limited Peak Power Warranty

1.	aleo warrants that if within *** years from invoice date to Powerlight, any modules exhibit a power output loss than *** of the minimum peak power at STC as specified at the date of invoice in the flash data report, provided that such loss in power is determined by aleo (at its reasonable discretion) to be due solely to defects in material or workmanship, ***.
2.	aleo warrants that if within *** years from invoice date to Powerlight, any modules exhibit a power output less than *** at the minimum peak power at STC as specified at the date of invoice in the flash data report, provided that such loss in power is determined by aleo (at its reasonable discretion) to be due solely to defects in material or workmanship, ***.
3.	In special cases and only when Powerlight’s customer requires a *** year warranty, aleo warrants that if within *** years from invoice date to Powerlight any modules exhibit a power output less than *** of the minimum peak power at STC as specified at the date of invoice in the flash data report, provided that such loss in power is determined by aleo (at its reasonable discretion) to be due solely to defects in material or workmanship. ***.
4.	The output warranty of any replacement modules is limited to the remaining term of the original modules.
5.	In case that the original modules type or model is no longer mass produced by aleo, then in case of any replacement modules, the current standard module type(s) will be provided as replacement(s).
6.	The module output is measured under STC (Standard Test Conditions) at 25°C cell temperature, irradiation of 1,000W/m2 and air mass of 1.5).

Exclusions and Limitations

1.	The Limited Product Warranty and Limited Peak Power Warranty apply only in so far as the defects of the module(s) are not caused by or related to the defects of the cell(s).

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2. The Limited Product Warranty and Limited Peak Power Warranty apply only in so far as the reduction in power output of the module(s) is not caused by or related to defects or the reduced power output of the cell(s).
3. The Limited Product Warranty and Limited Peak Power Warranty applies only between the parties to the OEM contract.
4. Warranty claims must be filed within the applicable and above stated warranty period.
5. The Limited Product Warranty and Limited Peak Power Warranty do not apply to any modules which in aleo's reasonable judgment have been subjected to accidents, abuse, misuse, inappropriate (negligent or not in accordance with aleo's safety-, installation-, users- and maintenance instructions) installation, application, storage, transport, usage, or handling, or which have been subjected to interference by third parties.
6. The Limited Product Warranty and Limited Peak Power Warranty do not include the cost of installation, reinstallation or removal of the modules or other expenditures like testing, appraisals, shipment or reshipment of modules.
7. Any claim regarding the Limited Product Warranty and Limited Peak Power Warranty can only be made in conjunction with the submittal of the original delivery bill and sales invoice which includes the purchase date.
8. Any and all warranties become void in cases in which the serial number or type label have been subjected to manipulation or cannot be clearly identified for any reason.
9. aleo solar shall have no responsibility or liability whatsoever for damage or injury to persons or property, or for other loss or injury resulting from any cause whatsoever arising out of or related to the product, including without limitation, any defects in the module, or from use or installation. Under no circumstances shall aleo solar be liable for incidental, consequential, punitive, exemplary or special damages, howsoever caused. Loss of use, loss of profits, loss of production, loss of revenues are therefore specifically but without limitation excluded.

Severability and Force Majeure

1. If any part, provision or clause of this Limited Warranty or the application thereof to any person or circumstance, is held invalid, void or unenforceable, all other parts, provisions or clauses of this Limited Warranty shall remain untouched and in effect.
2. aleo shall not in any way be responsible or liable to Powerlight or any third party arising out of any non-performance or delay in performance of any terms and conditions of sale, including this Limited Warranty, due to acts of God, war, civil disturbances, acts of terrorism, riots, strikes, lockouts, walkouts, or other labor disturbances, acts of government, unavailability of suitable and sufficient labor, material, and any unforeseen event beyond its reasonable control.

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Attachment 7: Locked-In Rolling Cell Supply Forecast

The following forecast of cells in valid for the first 6 months of calendar year 2007. Quantities can vary by 10% in the first 3 months and by 20% in the second three months.

Mfr.	Product	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
	TOTAL	840	785	1017	992	792	792

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Exhibit 2: Classification, Tolerances, and Labeling of Modules

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Table 1.3 – Label

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